Commitments and Contingencies	12 Months Ended
Dec. 31, 2015
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies
Commitments and Contingencies
Letters of Credit
As of December 31, 2015, we had $44.4 million outstanding in letters of credit with financial institutions. These letters expire throughout 2016 and 2017 and $16.5 million of the letters contain a feature that automatically renews the letter for an additional year if no cancellation notice is submitted. These letters of credit are being maintained as security for deferred compensation payments, reimbursements to insurance companies, reimbursements to the trustee for pension payments, deductibles or retention payments made on our behalf, various payments due to governmental agencies, operations of underground storage tanks and other general business purposes, and are not included on our consolidated balance sheets.
Guarantees
We guarantee indebtedness and other obligations to banks and other third parties for some of our equity investments and consolidated subsidiaries. As of December 31, 2015, accounts payable and other current liabilities in the accompanying consolidated balance sheets includes $16.9 million related to the guarantee of the indebtedness of our equity method investments. See Note 4, "Investments" for more details. Additionally, related to our previous ownership in the Montréal Canadiens, we guarantee its obligations under a ground lease for the Bell Centre Arena (the "Ground Lease Guarantee"). Upon sale of our interest, the new owners agreed to indemnify us in connection with the liabilities we may incur under the Ground Lease Guarantee and provided us with a CAD 10 million letter of credit to guarantee such indemnity. This transaction did not materially affect our risk exposure related to the Ground Lease Guarantee, which continues to be recognized as a liability on our consolidated balance sheets. Other liabilities in the accompanying consolidated balance sheets include $4.4 million as of December 31, 2015, and $5.3 million as of December 31, 2014, related to the Ground Lease Guarantee, both of which are classified as non-current.
Supply and Distribution Contracts
We have various long-term supply contracts with unaffiliated third parties and our joint venture partners to purchase materials used in production and packaging. The supply contracts provide that we purchase certain minimum levels of materials throughout the terms of the contracts. Additionally, Tradeteam has distribution agreements with us to provide for transportation and logistics services in the U.K. See Note 4, "Investments" for further discussion. The future aggregate minimum required commitments under these supply and distribution contracts are shown in the table below based on foreign exchange rates as of December 31, 2015. The amounts in the table do not represent all anticipated payments under long-term contracts. Rather, they represent unconditional and legally enforceable committed expenditures:

Year	Amount
(In millions)
2016	$413.3
2017	286.6
2018	267.6
2019	272.0
2020	254.1
Thereafter	701.3
Total	$2,194.9

Total purchases under our supply and distribution contracts in 2015, 2014 and 2013 were $918.7 million, $1,209.2 million and $1,042.7 million, respectively.
Advertising and Promotions
We have various long-term non-cancelable commitments for advertising, sponsorships and promotions, including marketing at sports arenas, stadiums and other venues and events. Based on foreign exchange rates as of December 31, 2015, these future commitments are as follows:

Year	Amount
(In millions)
2016	$70.2
2017	72.8
2018	72.5
2019	49.0
2020	26.4
Thereafter	115.3
Total	$406.2

Total advertising expense was $401.6 million, $473.9 million and $447.0 million in 2015, 2014 and 2013, respectively.
Operating Leases
We lease certain office facilities and operating equipment under cancelable and non-cancelable agreements accounted for as operating leases. Based on foreign exchange rates as of December 31, 2015, future minimum lease payments under operating leases that have initial or remaining non-cancelable terms in excess of one year are as follows:

Year	Amount
(In millions)
2016	$30.7
2017	24.6
2018	18.7
2019	14.9
2020	10.0
Thereafter	19.6
Total	$118.5

Total rent expense was $30.6 million, $35.0 million and $34.3 million in 2015, 2014 and 2013, respectively.
Discontinued Operations
Kaiser
In 2006, we sold our entire equity interest in Kaiser to FEMSA. The terms of the sale agreement require us to indemnify FEMSA for certain exposures related to tax, civil and labor contingencies arising prior to FEMSA's purchase of Kaiser. In addition, we provided an indemnity to FEMSA for losses Kaiser may incur with respect to tax claims associated with certain previously utilized purchased tax credits. We settled a portion of our tax credit indemnity obligation during 2010. The maximum potential claims amount for the remainder of the purchased tax credits (which we believe present less risk than those previously settled), was $88.4 million as of December 31, 2015. Our total estimate of the indemnity liability as of December 31, 2015, was $10.1 million, $4.1 million of which was classified as a current liability and $6.0 million of which was classified as non-current.
Our estimates consider a number of scenarios for the ultimate resolution of these issues, the probabilities of which are influenced not only by legal developments in Brazil but also by management's intentions with regard to various alternatives that could present themselves leading to the ultimate resolution of these issues. The liabilities are impacted by changes in estimates regarding amounts that could be paid, the timing of such payments, adjustments to the probabilities assigned to various scenarios and foreign currency exchange rates. Our indemnity also covers fees and expenses that Kaiser incurs to manage the cases through the administrative and judicial systems.
Additionally, we also provided FEMSA with indemnity related to all other tax, civil, and labor contingencies existing as of the date of sale. In this regard, however, FEMSA assumed their full share of all of these contingent liabilities that had been previously recorded and disclosed by us prior to the sale on January 13, 2006. However, we may have to provide indemnity to FEMSA if those contingencies settle at amounts greater than those amounts previously recorded or disclosed by us. We will be able to offset any indemnity exposures in these circumstances with amounts that settle favorably to amounts previously recorded. Our exposure related to these indemnity claims is capped at the amount of the sales price of the 68% equity interest of Kaiser, which was $68.0 million. As a result of these contract provisions, our estimates include not only probability-weighted potential cash outflows associated with indemnity provisions, but also probability-weighted cash inflows that could result from favorable settlements, which could occur through negotiation or settlement programs arising from the federal or any of the various state governments in Brazil. The recorded value of the tax, civil, and labor indemnity liability was $4.3 million as of December 31, 2015, which is classified as non-current. For the remaining portion of our indemnity obligations, not deemed probable, we continue to utilize probability-weighted scenarios in determining the value of the indemnity obligations.
Future settlement procedures and related negotiation activities associated with these contingencies are largely outside of our control. The sale agreement requires annual cash settlements relating to the tax, civil, and labor indemnities. Indemnity obligations related to purchased tax credits must be settled upon notification of FEMSA's settlement. Due to the uncertainty involved with the ultimate outcome and timing of these contingencies, significant adjustments to the carrying values of the indemnity obligations have been recorded to date, and additional future adjustments may be required. These liabilities are denominated in Brazilian Reais and are therefore, subject to foreign exchange gains or losses, which are recognized in the discontinued operations section of the consolidated statements of operations.
The table below provides a summary of reserves associated with the Kaiser indemnity obligations from December 29, 2012, through December 31, 2015:

Total indemnity reserves
(In millions)
Balance at December 29, 2012	$27.9
Changes in estimates	—
Foreign exchange impacts	(3.8)
Balance at December 31, 2013	$24.1
Changes in estimates	—
Foreign exchange impacts	(2.5)
Balance at December 31, 2014	$21.6
Changes in estimates	—
Foreign exchange impacts	(7.2)
Balance at December 31, 2015	$14.4
Distribution Litigation
The gains (losses) recorded for the Kaiser indemnities and the distribution litigation are presented within discontinued operations. The table below summarizes the income (loss) from discontinued operations, net of tax, presented on our consolidated statements of operations:

	For the years ended
	December 31, 2015	December 31, 2014	December 31, 2013
	(In millions)
Adjustments to Kaiser indemnity liabilities due to foreign exchange gains and losses	$3.9	$0.5	$2.0
Income (loss) from discontinued operations, net of tax	$3.9	$0.5	$2.0

Litigation and Other Disputes and Environmental
Related to litigation, other disputes and environmental issues, we have accrued an aggregate of $13.1 million as of December 31, 2015, and $16.6 million as of December 31, 2014. We believe that any reasonably possible losses in excess of the amounts accrued are immaterial to our consolidated financial statements, except as noted below.
In addition to the specific cases discussed below, we are involved in other disputes and legal actions arising in the ordinary course of our business. While it is not feasible to predict or determine the outcome of these proceedings, in our opinion, based on a review with legal counsel, none of these disputes and legal actions is expected to have a material impact on our business, consolidated financial position, results of operations or cash flows. However, litigation is subject to inherent uncertainties and an adverse result in these or other matters may arise from time to time that may harm our business.
During the fourth quarter of 2014 and the first quarter of 2015, we received assessments from a local country regulatory authority related to indirect tax calculations in our Europe operations during the 29 month period prior to receipt of the most recent assessment. The aggregate amount of the assessments received is approximately $76 million, based on foreign exchange rates at December 31, 2015. While we intend to vigorously challenge the validity of these assessments and defend our position regarding the method of calculation, if the assessments, as issued, are ultimately upheld, they could materially affect our results of operations. Specifically, if fully upheld, we would be required to record a charge at the high-end of the below range of loss, and this charge and on-going implications to our calculations would negatively impact our current and future operating income, respectively. Based on the assessments received and related impacts, we estimate a current range of loss of zero to $114.7 million, based on foreign exchange rates at December 31, 2015. We continue to apply the methodology challenged in the assessments while the regulatory appeal process remains ongoing, and, as a result, the related range of loss is expected to increase until ultimately resolved. We continue to follow the required regulatory procedures in order to proceed with our appeal of the assessments. We currently believe this appeal process will take several months to reach a formal conclusion. No provision is currently recorded for these assessments or the related range of loss.
In 2013 we became aware of potential liabilities in several European countries primarily related to local country regulatory matters associated with StarBev Holdings S.a.r.l. ("StarBev") pre-acquisition periods. We recorded liabilities related to these matters in the second quarter of 2013 as we finalized purchase price accounting related to the acquisition of StarBev. During the first quarter of 2014, these matters were favorably resolved and we released the associated indirect-tax and income-tax-related reserves, inclusive of post-acquisition accrued interest, resulting in a gain of $13.0 million recorded within marketing, general and administrative expenses and an income tax benefit of $18.5 million. As a result of the resolution, in the first quarter of 2014, we released amounts previously withheld with regard to these matters.
While we cannot predict the eventual aggregate cost for environmental and related matters in which we are currently involved, we believe that any payments, if required, for these matters would be made over a period of time in amounts that would not be material in any one year to our results from operations, cash flows or our financial or competitive position. We believe adequate reserves have been provided for losses that are probable and estimable.
Litigation and Other Disputes
On December 12, 2014, a notice of action captioned David Hughes and 631992 Ontario Inc. v. Liquor Control Board of Ontario, Brewers Retail Inc., Labatt Breweries of Canada LP, Molson Coors Canada and Sleeman Breweries Ltd. No. CV-14-518059-00CP was filed in Ontario, Canada. Brewers' Retail Inc. ("BRI") and its owners, including Molson Coors Canada, as well as the Liquor Control Board of Ontario ("LCBO") are named as defendants in the action. The plaintiffs allege that The Beer Store (retail outlets owned and operated by BRI) and LCBO improperly entered into an agreement to fix prices and market allocation within the Ontario beer market to the detriment of licensees and consumers. The plaintiffs seek to have the claim certified as a class action on behalf of all Ontario beer consumers and licensees and, among other things, damages in the amount of CAD 1.4 billion. We note that The Beer Store operates according to the rules established by the Government of Ontario for regulation, sale and distribution of beer in the province. Additionally, prices at The Beer Store are independently set by each brewer and are approved by the LCBO on a weekly basis. As such, we currently believe the claim has been made without merit and we intend to vigorously assert and defend our rights in this lawsuit.
Environmental
When we determine it is probable that a liability for environmental matters or other legal actions exists and the amount of the loss is reasonably estimable, an estimate of the future costs is recorded as a liability in the financial statements. Costs that extend the life, increase the capacity or improve the safety or efficiency of our assets or are incurred to mitigate or prevent future environmental contamination may be capitalized. Other environmental costs are expensed when incurred. Total environmental expenditures recognized as other expense for 2015 were $0.4 million, partially offset by a release to our reserves of $0.1 million. Total environmental expenditures for 2014 were $1.0 million offset by a release to our reserves of $1.3 million. Total environmental expenditures for 2013 were zero.
Canada
Our Canada brewing operations are subject to provincial environmental regulations and local permit requirements. Our Montréal and Toronto breweries have water treatment facilities to pre-treat waste water before it goes to the respective local governmental facility for final treatment. We have environmental programs in Canada including organization, monitoring and verification, regulatory compliance, reporting, education and training, and corrective action.
We sold a chemical specialties business in 1996. We are still responsible for certain aspects of environmental remediation, undertaken or planned, at those chemical specialties business locations. We have established provisions for the costs of these remediation programs.
United States
We were previously notified that we are or may be a potentially responsible party ("PRP") under the Comprehensive Environmental Response, Compensation and Liability Act or similar state laws for the cleanup of sites where hazardous substances have allegedly been released into the environment. We cannot predict with certainty the total costs of cleanup, our share of the total cost, the extent to which contributions will be available from other parties, the amount of time necessary to complete the cleanups or insurance coverage.
Lowry
We are one of a number of entities named by the Environmental Protection Agency ("EPA") as a PRP at the Lowry Superfund site. This landfill is owned by the City and County of Denver ("Denver") and is managed by Waste Management of Colorado, Inc. ("Waste Management"). In 1990, we recorded a pretax charge of $30 million, a portion of which was put into a trust in 1993 as part of a settlement with Denver and Waste Management regarding the then-outstanding litigation. Our settlement was based on an assumed remediation cost of $120 million (in 1992 adjusted dollars). We are obligated to pay a portion of future costs, if any, in excess of that amount.
Waste Management provides us with updated annual cost estimates through 2032. We review these cost estimates in the assessment of our accrual related to this issue. We use certain assumptions that differ from Waste Management's estimates to assess our expected liability. Our expected liability (based on the $120 million threshold being met) is based on our best estimates available.
The assumptions used are as follows:

•	trust management costs are included in projections with regard to the $120 million threshold, but are expensed only as incurred;

•	income taxes, which we believe are not an included cost, are excluded from projections with regard to the $120 million threshold;

•	a 2.5% inflation rate for future costs; and

•	certain operations and maintenance costs were discounted using a 2.64% risk-free rate of return.
Based on these assumptions, the present value and gross amount of the costs at December 31, 2015, are approximately $3.2 million and $6.2 million, respectively. We did not assume any future recoveries from insurance companies in the estimate of our liability, and none are expected.
Considering the estimates extend through the year 2032 and the related uncertainties at the site, including what additional remedial actions may be required by the EPA, new technologies and what costs are included in the determination of when the $120 million is reached, the estimate of our liability may change as further facts develop. We cannot predict the amount of any such change, but additional accruals in the future are possible.
Other
In prior years, we have been notified by the EPA and certain state environmental divisions that we are a PRP, along with other parties, at the Cooper Drum site in southern California, the East Rutherford and Berry's Creek sites in New Jersey and the Chamblee and Smyrna sites in Georgia. Certain former non-beer business operations, which we discontinued use of and sold in the mid-1990s, were involved at these sites. Potential losses associated with these sites could increase as remediation planning progresses.
We are aware of groundwater contamination at some of our properties in Colorado resulting from historical, ongoing, or nearby activities. There may also be other contamination of which we are currently unaware.
Europe and MCI
We are subject to the requirements of governmental and local environmental and occupational health and safety laws and regulations within each of the countries in which we operate. Compliance with these laws and regulations did not materially affect our 2015 capital expenditures, results of operations or our financial or competitive position, and we do not anticipate that they will do so in 2016.
In September 2015, the Environment Agency (“EA”) in the U.K. charged one of our subsidiaries with causing or contributing to a sewage fungus problem in a freshwater drain near the Alton brewery, which we closed in the second quarter of 2015. A hearing at the Basingstoke Magistrate’s Court (Environment Agency v Molson Coors Brewer (U.K. ) Limited) is scheduled for the first quarter of 2016. We believe the matter will be resolved at that time based on prior discussions between such subsidiary and the EA. The estimated likely maximum exposure is not material and has been included in the aggregate accrual noted above. Should this matter not be resolved in the anticipated manner, potential losses associated with this site could increase beyond the amount accrued.